Exhibit 10.1

VOTING AND TRANSACTION SUPPORT AGREEMENT

FOR COMPANY SECURITYHOLDERS

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of October 18, 2026, by and between Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Purchaser”), and each securityholder of Silence Therapeutics plc, a public limited company incorporated under the laws of England and Wales (the “Company”) listed on Schedule A hereto (“Securityholder”). Capitalized terms used but not defined herein have the respective meanings given to them in the Transaction Agreement (as defined below).

RECITALS:

A. Securityholder is the legal or beneficial owner of the securities of the Company (including Company ADSs and Company Other Share Options), or is otherwise able to control the exercise of all rights, including voting rights attaching to the number of securities as set forth opposite Securityholder’s name on Schedule A hereto (such securities, together with any other securities of the Company acquired by Securityholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Securities”).

B. On the terms and subject to the conditions set forth in the Transaction Agreement, by and between Purchaser and the Company, dated as of the date hereof (as amended, restated or supplemented from time to time, the “Transaction Agreement”), Purchaser will acquire the entire issued and to be issued share capital of the Company by means of a court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme of Arrangement”).

C. In order to induce Purchaser to enter into the Transaction Agreement and in consideration of the execution thereof by Purchaser, Securityholder, solely in Securityholder’s capacity as holder of the Subject Securities, has entered into this Agreement and agrees to be bound hereby.

NOW THEREFORE, in consideration of the promises and the covenants and agreements set forth below, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. No Transfer of Subject Securities. During the term of this Agreement, Securityholder shall not, other than with the prior written consent of Purchaser, cause or permit any Transfer (as defined below) of any of the Subject Securities, otherwise permit any Liens to be created on any of the Subject Securities, or enter into any agreement, option or arrangement, incur any obligation or give any indication of intent with respect to a Transfer of any of the Subject Securities. Following the date hereof, during the term of this Agreement and except as required by this Agreement, Securityholder shall not deposit (or permit the deposit of) any Subject Securities in a voting trust or grant any proxy or enter into any voting agreement or similar agreement with respect to any of the Subject Securities or in any way grant any other Person any right whatsoever with respect to the voting or disposition of the Subject Securities (excluding, for the avoidance of doubt, the Depositary). For purposes hereof, a Person shall be deemed to have effected a “Transfer” of Subject Securities if such Person directly or indirectly: (a) sells, pledges, assigns, transfers, encumbers, grants an option with respect to, or otherwise disposes of any Subject Securities (or any beneficial ownership therein or portion thereof), including by operation of law or otherwise, and including pursuant to any derivative transaction; (b) enters into any Contract with respect to the direct or indirect sale, pledge, assignment, transfer, encumbrance, grant of an option with respect to or other disposition of any Subject Securities (or any beneficial ownership therein or portion thereof); or (c) consents to any of the foregoing, in each case other than pursuant to ordinary course prime brokerage relationships. Notwithstanding the foregoing, Securityholder may make [(i) if Securityholder is an individual, transfers by will or by operation of law or other transfers for estate-planning purposes or charitable purposes, (ii) with respect to Securityholder’s Company Share Options, if any, which expire on or prior to the termination of this Agreement, exercises, transfers, sale, or other disposition of such Company Share Options or, if applicable, Subject Securities on exercise of such Company Share Options to the Company as payment for the (A) exercise price of Securityholder’s Company Share Options and (B) any amount of Tax applicable to the exercise, transfers, sale or other disposition of Securityholder’s Company Share Options, (iii) if Securityholder is a partnership or limited liability company, a transfer to one or more partners or members of Securityholder or to an affiliated corporation, trust or other entity under common control with Securityholder, or if Securityholder is a trust, a transfer to a beneficiary,] (iv) transfers to a transferee or (v) the exchange of Company ADSs for Company Ordinary Shares, or vice versa, in accordance with the Deposit Agreement; provided that a transfer pursuant to clause (i), (iii)

or (iv) above shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of Securityholder under, this Agreement with respect to the Subject Securities so transferred by executing and delivering a joinder agreement, in form and substance reasonably acceptable to Purchaser; provided further that, for the avoidance of doubt, Company Ordinary Shares or Company ADSs issued pursuant to clause (v) above shall immediately constitute Subject Securities hereunder. If any voluntary or involuntary transfer of any Subject Securities covered hereby shall occur (including a transfer or disposition permitted by Section 1(i) through Section 1(v), sale by a Securityholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Securityholder and has not executed a counterpart hereof or joinder hereto. Except as otherwise expressly permitted by this Section 1, Securityholder hereby agrees not to request that the Company or the Depositary register the Transfer of any certificated or uncertificated interest representing any or all of the Subject Securities and Securityholder authorizes the Company and the Depositary to impose stop orders to prevent the Transfer of any of the Subject Securities in violation of this Agreement.

2. Agreement to Vote Shares.

(a) From and after the date hereof and during the term of this Agreement, at any meeting of Company Shareholders called to seek the Company Shareholder Approvals or at any adjournment or postponement thereof, in any action by written consent or in any other circumstances upon which Securityholder’s vote, consent or other approval with respect to the approval of the Transaction is sought, Securityholder shall, in each case to the fullest extent that the Subject Securities are entitled to vote thereon, (x) appear at such meeting or otherwise cause the Subject Securities to be counted as present thereat for purposes of calculating a quorum (including by completing a Form of Proxy) and (y) vote (or cause to be voted (including by way of a Form of Proxy)), as applicable, all of the Subject Securities then owned by the Securityholder that are then entitled to be voted: (i) in favor of: (A) the Scheme of Arrangement at the Scheme Meeting (or any adjourned or postponed meeting thereof), (B) the Company Shareholder Resolution at the Company GM (or any adjourned or postponed meeting thereof); (C) any proposal to adjourn or postpone the Scheme Meeting and/or the Company GM to a later date if there are not sufficient votes to approve the Scheme of Arrangement and/or the Company Shareholder Resolution; and (D) any other resolution necessary or desirable to implement the Transaction, and (ii) against: (A) any resolution to approve an Acquisition Proposal (including any resolution to approve a scheme of arrangement or matters connected to a scheme of arrangement relating thereto) or any of the transactions contemplated thereby, (B) any action, proposal, transaction, or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement of the Company under the Transaction Agreement or of Securityholder under this Agreement, (C) any action, proposal, transaction, or agreement that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transaction or the fulfillment of the conditions to Closing under the Transaction Agreement, including any resolution that purports to approve or give effect to a proposal by a person other than Purchaser to acquire (or have issued to it) any shares or other securities of the Company (whether by way of scheme of arrangement or otherwise) or any assets of the Company (D) any reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company, (E) any change in the membership of the Company Board, unless approved by Purchaser, or (F) any amendment, alternation or variation of (or any resolution to amend, alter or vary) the Company Organizational Documents other than as proposed in the Company Shareholder Resolution at the Company GM.

(b) Securityholder agrees that the Subject Securities then owned by the Securityholder that are entitled to be voted shall be voted (or caused to be voted) as set forth in the preceding sentence whether or not such Securityholder’s vote, consent or other approval is sought on only one or on any combination of the matters set forth in this Section 2 and at any time or at multiple times during the term of this Agreement. Securityholder hereby revokes any and all previous proxies granted with respect to the Subject Securities (and Securityholder hereby represents that any such prior proxy is revocable).

(c) For the avoidance of doubt, nothing in this Agreement shall require Securityholder to vote in any manner with respect to any amendment to the Transaction Agreement or the taking of any action that would reasonably be expected to result in the amendment, modification or waiver of a provision of the Transaction Agreement, in any such case, in a manner that diminishes the Per Share Consideration to be received by Company Shareholders. Notwithstanding anything in this Agreement to the contrary, Securityholder shall remain free to vote (or execute proxies with respect to) the Subject Securities with respect to any matter not covered by Section 2(a) in any manner that Securityholder deems appropriate.

(d) In the event that the Scheme of Arrangement is modified or amended in accordance with the terms of the Scheme of Arrangement or the Transaction Agreement, Securityholder confirms and agrees that (except where such modification or amendment would be less favorable to Securityholders than those set out in the Transaction Agreement as of the date hereof) this Agreement shall continue to be binding mutatis mutandis in respect of the Subject Securities.

3. Opportunity to Review. Securityholder acknowledges receipt of the Transaction Agreement and represents that he, she, or it has had (a) the opportunity to review, and has read, reviewed and understands, the terms and conditions of the Transaction Agreement and this Agreement, and (b) the opportunity to review and discuss the Transaction Agreement, the Transactions and this Agreement with his, her or its own advisors and legal counsel.

4. Confidentiality and Public Disclosure. From the date of this Agreement until the Closing, the Securityholder shall not make any public announcements regarding this Agreement, the Transaction Agreement or the transactions contemplated hereby or thereby; provided, however, that nothing herein shall be deemed to prohibit such public announcement (a) that the Company and Purchaser agree upon, (b) is required by any Applicable Law or competent regulatory authority or (c) is required by obligations pursuant to any listing agreement with any national securities exchange or stock market. Securityholder understands and confirms that, until the Transaction has been announced, the fact that the Transaction is under consideration and the terms and conditions of the Transaction constitute inside information, and Securityholder shall keep such information strictly confidential save as required by any Applicable Law or competent regulatory authority. Securityholder hereby authorizes Purchaser and the Company to publish and disclose its identity and ownership of the Subject Securities and the nature of its obligations under this Agreement in the initial press release contemplated by Section 7.3 of the Transaction Agreement, any announcement or disclosure required by Applicable Law, the Court or the SEC and in the Forms of Proxy or the Proxy Statement.

5. Representations and Warranties of Securityholder. Securityholder hereby represents and warrants, as of the date hereof, as follows:

(a) Securityholder (i) is the legal or beneficial owner of the Subject Securities, free and clear of any liens, adverse claims, charges or other encumbrances of any nature whatsoever (other than pursuant to (A) restrictions on transfer under applicable securities laws, (B) this Agreement, (C) the Deposit Agreement and (D) ordinary course prime brokerage relationships), and (ii) does not beneficially own any securities of the Company (including Company ADSs) other than as set forth opposite its name on Schedule A.

(b) Except with respect to obligations under the Company Organizational Documents, as applicable, Securityholder has the sole right to Transfer, to vote (or cause to be voted) and to direct (or cause to be directed) the voting of the Subject Securities, and none of the Subject Securities are subject to any voting trust or other agreement, arrangement or restriction with respect to the Transfer or the voting of the Subject Securities (other than restrictions on transfer under applicable securities laws), except as set forth in this Agreement, the Transaction Agreement or the Deposit Agreement.

(c) Securityholder (i) if not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (ii) has the requisite corporate, company, partnership or other power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms hereof. The execution and delivery by Securityholder of this Agreement, the consummation by Securityholder of the transactions contemplated hereby and the compliance by Securityholder with the provisions hereof have been duly authorized by all requisite corporate, company, partnership or other action on the part of Securityholder, and no other corporate, company, partnership or other proceedings on the part of Securityholder are necessary to authorize this Agreement, to consummate the transactions contemplated hereby or to comply with the provisions hereof.

(d) This Agreement has been duly executed and delivered by Securityholder, constitutes a valid and binding obligation of Securityholder and, assuming due authorization, execution and delivery by the other parties hereto, is enforceable against Securityholder in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting or relating to creditors’ rights generally, and (ii) the availability of injunctive relief and other equitable remedies.

(e) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions hereof do not and will not conflict with, or result in (i) any violation or breach of, or default (with or without notice or lapse of time, or both) under, any provision of the organizational documents of Securityholder, if applicable, (ii) any material violation or breach of, or default (with or without notice or lapse of time, or both) under any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to Securityholder or its properties or assets, or (iii) any material violation or breach of, or default (with or without notice or lapse of time, or both) under any material contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Securityholder is a party or by which Securityholder or Securityholder’s assets are bound, in the case of each of clauses (i) through (iii), to the extent such violation, breach or other action would prevent, enjoin or materially delay the performance by such Securityholder of its, his or her obligations under this Agreement.

(f) If the Subject Securities set forth on Schedule A constitute community property under Applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, Securityholder’s spouse. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement. Other than as provided in the Transaction Agreement and except for any filings by Securityholder with the SEC, the execution, delivery and performance by Securityholder of this Agreement do not require any action by or in respect of, or any notice, report or other filing by Securityholder with or to, or any consent, registration, approval, permit or authorization from, any Governmental Authority, other than any actions or filings the absence of which would not reasonably be expected to, individually or in the aggregate, prevent, delay or impair Securityholder’s ability to perform its obligations hereunder.

(g) There is no Action pending or, to the knowledge of Securityholder, threatened against or affecting (i) Securityholder or any of its properties or assets (including the Subject Securities) or (ii) any of its controlled Affiliates or any of their respective properties or assets, in each case before (or, in the case of threatened Actions, that would be before) or by any Governmental Authority or arbitrator that would reasonably be expected to, individually or in the aggregate, prevent or delay or impair the consummation by Securityholder of the transactions contemplated by this Agreement or otherwise adversely impact Securityholder’s ability to perform its obligations hereunder on a timely basis.

(h) No investment banker, broker, finder or other intermediary is entitled to a fee or commission from the Company or any of its Subsidiaries in respect of this Agreement or the Transaction based upon any arrangement or agreement made by or on behalf of Securityholder in Securityholder’s capacity as such.

(i) Securityholder understands and acknowledges that Purchaser is entering into the Transaction Agreement in reliance upon Securityholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of Securityholder contained herein. Securityholder understands and acknowledges that the Transaction Agreement governs the terms of the Transaction.

(j) Securityholder acknowledges and agrees that other than the representations expressly set forth in this Agreement or the Transaction Agreement, Purchaser has not made, and is not making, any representations or warranties to Securityholder with respect to Purchaser, the Transaction Agreement or any other matter. Securityholder hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).

6. Representations and Warranties of Purchaser; Acknowledgment. Purchaser hereby represents and warrants, as of the date hereof, as follows:

(a) Purchaser (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (ii) has the requisite corporate, company, partnership or other power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms hereof. The execution and delivery by Purchaser of this Agreement, the consummation by Purchaser of the transactions contemplated hereby and the compliance by Purchaser with the provisions hereof have been duly authorized by all requisite corporate, company, partnership or other action on the part of Purchaser, and no other corporate, company, partnership or other proceedings on the part of Purchaser are necessary to authorize this Agreement, to consummate the transactions contemplated hereby or to comply with the provisions hereof.

(b) This Agreement has been duly executed and delivered by Purchaser, constitutes a valid and binding obligation of Purchaser and, assuming due authorization, execution and delivery by the other parties hereto, is enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting or relating to creditors’ rights generally, and (ii) the availability of injunctive relief and other equitable remedies.

(c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions hereof do not and will not conflict with, or result in (i) any violation or breach of, or default (with or without notice or lapse of time, or both) under, any provision of the organizational documents of Purchaser, (ii) any material violation or breach of, or default (with or without notice or lapse of time, or both) under any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to Purchaser or its properties or assets, or (iii) any material violation or breach of, or default (with or without notice or lapse of time, or both) under any material contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Purchaser is a party or by which Purchaser or Purchaser’s assets are bound, in the case of each of clauses (i) through (iii), to the extent such violation, breach or other action would prevent, enjoin or materially delay the performance by such Purchaser of its, his or her obligations under this Agreement.

(d) Purchaser acknowledges and agrees that other than the representations and warranties expressly set forth in this Agreement, no Securityholder or any of his, her or its affiliates is making any representations or warranties to Purchaser with respect to such Securityholder or any of his, her or its affiliates (other than, if applicable, the Company and its Subsidiaries), the Transaction Agreement or any other matter. Purchaser hereby specifically disclaims reliance upon any representations or warranties of Securityholder or any of his, her or its affiliates (other than, if applicable, the Company and its Subsidiaries), other than the representations expressly set forth in this Agreement.

7. Termination. This Agreement and the representations, warranties and obligations of the parties hereto shall terminate automatically upon the earliest of (a) as to the Securityholder, the Effective Time, (b) such date and time as the Transaction Agreement shall have been validly terminated in accordance with Article IX thereof, (c) as to Securityholder, such date and time as any amendment to the Transaction Agreement is effected without the Securityholder’s prior written consent that (i) decreases the amount, or changes the form, of, consideration payable under the Transaction Agreement such that the financial terms of the Transaction are less favorable to Securityholders than those set out in the Transaction Agreement as of the date hereof, or (ii) imposes any additional conditions on the consummation of the Transaction or the payment of the Per Share Consideration to Company Shareholders, or (d) as to Securityholder, the written agreement of Purchaser and Securityholder. In the event of the termination of this Agreement, this Agreement shall forthwith become null and void and all rights and obligations of each party hereto shall cease; provided, however, that (i) Sections 10 through 19 shall survive such termination, and in the case of Section 11, only with respect to specific performance of the other surviving provisions, and (ii) no termination of this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any Willful Breach of this Agreement that occurred prior to such termination.

8. No Solicitation; General Covenants.

(a) Subject to Section 10, during the term of this Agreement, Securityholder (i) shall not, and shall cause its Subsidiaries and its and their respective directors and officers not to and (ii) shall not authorize, direct, knowingly encourage, knowingly facilitate or permit any of its other Representatives to, in the case of each of (i) and (ii), directly or indirectly, take any action to (A) solicit, initiate, knowingly facilitate, approve, endorse or recommend any Acquisition Inquiry or Acquisition Proposal; (B) furnish any information or documents to, or participate in any discussions or negotiations with, any person other than Purchaser or its Representatives in respect of any Acquisition Proposal or Acquisition Inquiry; (C) enter into any letter of intent, agreement, or agreement in principle with respect to an Acquisition Inquiry or Acquisition Proposal; (D) solicit proxies with respect to an Acquisition Proposal (other than the Transaction and the Scheme of Arrangement) or otherwise encourage or assist any Person in taking or planning any action that is reasonably likely to compete with, restrain, or otherwise serve to interfere with or inhibit the timely consummation of the Transactions in accordance with the terms of the Transaction Agreement; (E) initiate a shareholders’ vote or action by written consent of the Company’s shareholders with respect to an Acquisition Proposal, or convene, requisition, or join in convening or requisitioning any general or class meeting of the Company relating to any Acquisition Proposal; (F) take any action that a Representative of the Company is prohibited from taking pursuant to Section 6.2(a) of the Transaction Agreement; (G) accept, in respect of the Subject Securities, any offer made or proposed (whether to be implemented by way of a contractual offer, or otherwise) for any securities in the Company by any person other than Purchaser; (H) vote, in respect of the Subject Securities, in favor of any offer made or proposed (whether to be implemented by way of a scheme of arrangement or otherwise) for any securities in the Company by any person other than Purchaser; or (I) make or solicit any person other than Purchaser to make any offer to acquire the whole or any part of the issued or to be issued share capital of the Company. In addition, Securityholder agrees to vote against any Acquisition Proposal at any meeting to implement such Acquisition Proposal.

(b) Securityholder shall not (i) enter into any contract that violates or conflicts in any material respect with or would reasonably be expected to violate or conflict in any material respect with, or result in or give rise to a violation of or conflict in any material respect with, the Securityholder’s representations, warranties, covenants and obligations under this Agreement or (ii) take any action that would be reasonably expected to restrict or otherwise affect in any material respect the Securityholder’s legal power, authority and right to comply with and perform the Securityholder’s covenants and obligations under this Agreement.

(c) Securityholder hereby agrees not to commence or participate in any Action or claim, whether derivative or otherwise, against Purchaser, the Company or any of their respective Affiliates, or their respective boards of directors or members thereof or officers, relating to the negotiation, execution or delivery of this Agreement or the Transaction Agreement, or the consummation of the Transaction, including any such claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (ii) alleging a breach of any fiduciary duty of the Company Board in connection with the Transaction Agreement or the Transaction, and Securityholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided that the foregoing shall not limit Securityholder from (A) participating as a defendant or asserting counterclaims in response to any claims commenced against Securityholder relating to this Agreement, the Transaction Agreement or the Transaction or (B) asserting a claim against Purchaser for breach of this Agreement or the Transaction Agreement.

(d) Securityholder shall promptly notify Purchaser of (i) any fact, change or development occurring or arising after the date hereof that causes, or would reasonably be expected to cause, any breach of any representation, warranty, covenant or agreement of Securityholder hereunder and (ii) any dealing or change in the number of Subject Securities.

(e) In the event that Securityholder acquires legal or beneficial ownership of, or the power to vote or direct the voting of, any additional Company Ordinary Shares, Company ADSs or other voting interests with respect to the Company, such securities or voting interests shall, without further action of the parties, be deemed Subject Securities and subject to the provisions of this Agreement, the number of Subject Securities set forth on Schedule A shall be deemed amended accordingly, and such securities or voting interests shall automatically become subject to the terms of this Agreement. Securityholder shall promptly notify Purchaser of any such event.

(f) In the event of any share split, share dividend or distribution, reorganization, recapitalization, readjustment, reclassification, combination, consolidation, exchange of shares or the like of the share capital of the Company on, of or affecting the Subject Securities, then the terms of this Agreement shall apply to the Equity Securities of the Company received in respect of the Subject Securities by Securityholder immediately following the effectiveness of the events described in this Section 8(g), as though they were Subject Securities hereunder.

9. No Agreement as Director or Officer. Securityholder makes no agreement or understanding in this Agreement in Securityholder’s capacity as a director or officer of the Company or any of their respective subsidiaries (if Securityholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Securityholder in Securityholder’s capacity as such a director or officer, including in exercising rights under the Transaction Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict Securityholder from exercising Securityholder’s fiduciary duties as an officer or director to the Company or the Company Shareholders.

10. Successors, Assigns and Transferees Bound. Without limiting Section 1 hereof in any way, each Securityholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Securities from the date hereof through the termination of this Agreement and shall, to the extent permitted by Applicable Laws, be binding upon any Person to which legal or beneficial ownership of the Subject Securities shall pass, whether by operation of law or otherwise, including Securityholder’s heirs, guardians, administrators, successors or permitted assigns, and Securityholder further agrees to take all reasonable actions necessary to effectuate the foregoing.

11. Remedies. Each party hereto acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by it, and that any such breach would cause the non-breaching party irreparable harm. Accordingly, each party hereto agrees that in the event of any breach or threatened breach of this Agreement, the non-breaching party, in addition to any other remedies at law or in equity each may have, shall be entitled to equitable relief, including injunctive relief and specific performance, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof. Each party hereto hereby waives and agrees not to assert any objections to any remedy referred to in this Section 11 (including any objection on the basis that there is an adequate remedy at law or that an award of such remedy is not an appropriate remedy for any reason at law or equity).

12. Notices. All notices and other communications hereunder shall be in writing sent via email or transmitted by national overnight courier, and shall be given: if to Purchaser, to its address or email address set forth in Section 10.1 of the Transaction Agreement and if to Securityholder, to the address or email address set forth on Schedule A hereto or to such other address or email address as such party may hereafter specify for the purpose of providing notice to the other party hereto. All such notices, requests and other communications shall be deemed received (a) with respect to email, on the date of dispatch by the sender thereof (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto from the required recipient thereof), (b) three Business Days after sending, if sent by registered or certified mail (postage prepaid, return receipt requested) and (c) one Business Day after sending, if sent by overnight courier, in each case to the required recipient as set forth above.

13. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

14. Entire Agreement/Amendment. This Agreement (including the provisions of the Transaction Agreement referenced herein) represents the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof. This Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed and delivered by the parties hereto.

15. Governing Law. This Agreement, and all disputes, claims, actions, suits or proceedings based upon, arising out of or related to this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction. Each of the parties irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder brought by the other parties or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereby irrevocably and unconditionally submits with regard to any such action or proceeding for itself and in respect of its property to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by Applicable Law, each of the parties hereby consents to the service of process in accordance with Section 12 in any action relating to this Agreement or any of the transactions contemplated by this Agreement; provided, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTION OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

16. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of the Company has approved, for purposes of any applicable anti-takeover laws and regulations and any applicable provision of the Company Organizational Documents, the Transaction Agreement and the Transactions, (b) the Transaction Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

17. Counterparts. This Agreement may be signed in any number of counterparts, including by facsimile, by email with .pdf attachments, or by other electronic signatures (including, DocuSign and AdobeSign), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

18. Further Assurances. Securityholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Laws, to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, Securityholder shall execute (or procure the execution of) all such documents or do (or procure the doing of) such acts and things as may be necessary or desirable to be executed or done by Securityholder for the purposes of giving Purchaser the full benefit of Securityholder’s undertakings hereunder.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

[SECURITYHOLDER]

By:

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

MERCK KGAA, DARMSTADT, GERMANY

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

SCHEDULE A

Name and Address of Securityholder	Company Ordinary Shares	Company ADSs	Company Other Share Options